UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report - May 20, 1998

                            MONOCACY BANCSHARES, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)


        Maryland                   0-22536                      52-1824297
   ____________________       ______________________        __________________
State or other jurisdiction     (Commission File              (IRS Employer
   of incorporation)                Number)              Identification Number)


      222 East Baltimore Street
          Taneytown, Maryland                               21787
________________________________________              ____________________
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number including area code:      (410) 756-2655
                                                      ____________________


                                       N/A
                   __________________________________________
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

          Registrant files this Current Report on Form 8-K to submit a copy of Registrant's Press Release, dated May 20, 1998, regarding the resignation of Frank W. Neubauer, as President and Chief Executive Officer, and the appointment of Eric E. Glass, Chairman of the Board of Directors, as acting Chief Executive Officer of the Registrant. A copy of the Press Release is attached as Exhibit 99, hereto, and incorporated herein by reference.

Item 6.   Resignations of Registrant's Directors.

                   Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)      Not Applicable.

          (b)      Not Applicable.

          (c)      Exhibits

                    99  Press  Release,   dated  May  20,  1998,  regarding  the
                    resignation of Frank W. Neubauer.

Item 8.   Change in Fiscal Year.

                    Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MONOCACY BANCSHARES, INC.
                                             (Registrant)


Dated:   May 20, 1998                         /s/ Michael K. Walsch
                                              ---------------------------------
                                              Michael K. Walsch, Executive Vice
                                              President, Chief Financial Officer
                                              and Chief Operations Officer

                                  EXHIBIT INDEX

                                                                    Page Number
                                                                    in Manually
Exhibit                                                          Signed Original
-------                                                          ---------------

 99       Press Release, dated May 20, 1998,                          5
          regarding resignation of Frank W. Neubauer.